NEA Valuebuilder Variable Annuity
AEA Valuebuilder Variable Annuity
Security Benefit Advisor Variable Annuity

Supplement Dated July 23, 2004,
To Prospectus Dated May 1, 2004

The following disclosure is added to page 1 regarding the Fidelity Advisor Mid Cap Subaccount.

**	The Fidelity Advisor Mid Cap Subaccount is available only if you purchased your Contract prior to July 31, 2004. Contractowners who purchased prior to that date may continue to allocate purchase payments and transfer Contract Value to the Fidelity Advisor Mid Cap Subaccount. If you purchased your Contract after July 30, 2004, you may not allocate purchase payments or transfer your Contract Value to the Fidelity Advisor Mid Cap Subaccount.

The Subsection "The Separate Account and the Funds" found under the section "Summary" is deleted in its entirety and replaced with the following.

The Separate Account and the Funds -- The Separate Account is currently divided into accounts, each referred to as a Subaccount. See "Separate Account."

You may allocate all or part of your purchase payments to the Subaccounts. (The Fidelity Advisor Mid Cap Subaccount is available only if you purchased your Contract prior to July 31, 2004.) Each Subaccount invests exclusively in shares of a corresponding Underlying Fund, each of which has a different investment objective and policies. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.

Please Retain This Supplement For Future Reference